News Release

_________________________________________________________________________________________________________________________________________________________________________

DOUGLAS LAKE APPOINTS NEW BOARD MEMBERS.

Vancouver, British Columbia, January 26, 2012 -- Douglas Lake Minerals Inc. (the "Company" or "Douglas Lake") (OTCBB: DLKM) DLKM is pleased to announce that is pleased to announce the appointment of Mr. Gizman Abbas and Dr. Mohan Kaul to the Board of Directors of the Company to become effective on February 1, 2012.

Gizman Abbas is Managing Partner, DI Development LLC, a development company focusing on the New York City real estate market, which he founded in 2011 to take advantage of the opportunities resulting from the 2008 financial downturn. Before DI Development, Mr. Abbas was a Partner at Apollo Commodities Partners, L.P., where he helped build Apollo Global Management's newly established commodities business. He joined Apollo from Goldman Sachs where he was a Vice President in the Commodities Asset Investment business. While at Goldman Sachs, he worked on transactions involving resources, power, biofuels, emissions and agriculture. Prior to joining Goldman Sachs, he was a banker at Morgan Stanley where he spent time in the power and energy banking group.

Mr. Abbas began his career at Southern Company working at a coal-fired power plant, followed by a period as an oil & gas engineer at Exxon Mobil. Mr. Abbas graduated with a B.S. in Electrical Engineering from Auburn University and received his MBA from the Kellogg School of Management at Northwestern University.

Dr Mohan Kaul is the Chief Executive Officer of the Commonwealth Business Council (CBC), an organization established by the Commonwealth Heads of Government in Edinburgh in October 1997 to foster socio-economic development through the promotion of good governance and sound market-oriented economic policies. Prior to this he served as a Director and senior member of the Commonwealth Secretariat; as a United Nations adviser; and a Professor and Dean at the Indian Institute of Management (IIM), Ahmedabad.

Dr Kaul continues to assist various governments and is currently a member of the Presidential Advisory Councils of Mozambique, Uganda and Zambia. In addition he is also, amongst others, Chairman of Commonwealth Inclusive Growth Services (India) Limited, Chair of the Governance Committee of ICICI Bank (UK) and a Board member the Crown Agents Foundation.

Suite 500 - 666 Burrard Street, Vancouver, British Columbia, Canada V6C 3P6 T +1.604.642.6165 - F +1.604.642.6168
www.douglaslakeminerals.com - Trading Symbol: DLKM

Dr Kaul holds a PhD in Management Science from the University of Paris-Sorbonne and was conferred the honorary Doctorate of Letters by Cape Breton University Canada in 2007. He is also a fellow of UK Chartered Institute of Personnel Development; Fellow of International Institute of Trading & Development, USA; and Fellow of Computer Society of India.. Dr Kaul is a Liveryman of the City of London.

Mr. Reginald Mengi , Chairman of the Board of Directors, said: "It is with pleasure that I welcome both Dr Kaul and Mr. Abbas to the Board of Directors of Douglas Lake. Their strong governance and investment banking backgrounds will add a further dimension to the board's deliberations. We look forward to working with them as we progress towards making Douglas Lake one of the most admired and successful exploration companies in the world."

The Company will continue to strengthen the Board as opportunities arise in the future.

For further information please contact:
Douglas Lake Minerals Inc.
Sam Sangha, Investor Relations
(604) 642-6165

About Douglas Lake

The Company is an emerging mineral exploration company focused on exploring and developing mining opportunities in Tanzania. For more information, go to www.douglaslakeminerals.com.

Safe Harbour Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labour disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Forward looking statements are made based on management's beliefs, estimates and opinions on the date the statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as required by applicable law. Such forward-looking statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, including, the risks and uncertainties outlined in our most recent financial statements and reports and registration statement filed with the United States Securities and Exchange Commission (the "SEC") (available at www.sec.gov) and with Canadian securities administrators (available at www.sedar.com). Such risks and uncertainties may include, but are not limited to, the risks and uncertainties set forth in the Company's filings with the SEC, such as the ability to obtain additional financing, the effect of economic and business conditions, the ability to attract and retain skilled personnel and factors outside the control of the Company. These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law. Although the Company believes that the beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance those beliefs, plans, expectations or intentions will prove to be accurate. Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in the Company's periodic reports filed from time-to-time with the SEC. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities of the Company nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.